                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 9, 2006
                                                           ---------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27290                                     11-3191686
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     (Commission File Number)                (IRS Employer Identification No.)

         37-16 23Rd Street
      Long Island City, New York                                11101
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  (Address of Principal Executive Offices)                   (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         KSW,  Inc.  announced  on May 9, 2006 that its Board of  Directors  has declared a special  cash  dividend  of $0.06 per  share.  The  dividend  will be payable on June 15, 2006 to shareholders of record as of May 24, 2006.

         A press release  announcing  the dividend is filed  herewith as Exhibit
99.1 and is incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

99.1          Press Release dated May 9, 2006, announcing dividend.

                                   SIGNATURES

           Pursuant to the requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KSW, INC.

                                             By:  /s/ Richard W. Lucas
                                                -----------------------------
                                             Name:  Richard W. Lucas
                                             Title: Chief Financial Officer

Date:  May 9, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION

99.1              Press Release, dated May 9, 2006.